SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         GRANDSOUTH BANCORPORATION
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                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid


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     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                            GrandSouth Bancorporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of GrandSouth Bancorporation will be held at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina, on Wednesday, May 17, 2006, at 5:00 p.m., for the following purposes:

         (1)   To elect seven directors; and

         (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on April 7, 2006, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

         Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

         Enclosed are the Company's 2006 Proxy Statement and the Company's 2005 Annual Report to Shareholders.

                                           By Order of the Board of Directors



April 19, 2006                             Ronald K. Earnest
                                           President

                                 PROXY STATEMENT

                            GrandSouth Bancorporation
                                 381 Halton Road
                        Greenville, South Carolina 29607

         This proxy statement is being furnished to shareholders of GrandSouth Bancorporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2006 Annual Meeting of Shareholders and at any adjournment or adjournments thereof. The 2006 Annual Meeting of Shareholders of the Company is to be held on Wednesday, May 17, 2006 at 5:00 p.m. at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina. A Notice of Annual Meeting is attached hereto and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 19, 2006, in connection with the solicitation.

         Solicitation of proxies may be made in person or by mail, by telephone, or other electronic means by directors, officers and regular employees of the Company, who will not be specially compensated in such regard. Brokerage houses, nominees, fiduciaries and other custodians may also be requested to forward solicitation materials to beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the expenses incurred in sending proxy materials to beneficial owners. The Company will bear the costs associated with the solicitation of proxies and other expenses associated with the Annual Meeting of Shareholders.

                             PURPOSE OF THE MEETING

         The purpose of the 2006 Annual Meeting of Shareholders of the Company is to elect seven directors of the Company and to act upon such other matters as may properly come before the meeting or any adjournment thereof.

                                VOTING PROCEDURES

Voting

         Shareholders who hold their shares of record in their own names can vote their shares by marking the enclosed proxy form, dating it, signing it, and returning it to the Company in the enclosed postage-paid envelope. Shareholders of record can also attend the Annual Meeting and vote in person. Shareholders who hold their shares in street name with a broker or other nominee can direct their vote by submitting voting instructions to the broker or nominee in accordance with the procedure on the voting card provided by the broker or nominee. Shareholders who hold their shares in street name may attend the Annual Meeting, but may not vote in person without a proxy appointment from a shareholder of record.

Quorum and Votes Required for Matters to be Acted Upon

         At the close of business on April 7, 2006, there were outstanding 3,065,726 shares of the Company's common stock, no par value per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on April 7, 2006, shall be entitled to vote at the meeting.

         A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors.

         If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter.

Revocation of Proxies

         The accompanying form of proxy is for use at the Annual Meeting of Shareholders of the Company. Please complete and return the form of proxy even if you plan to attend the meeting in person. The proxy may be revoked by a shareholder of record (1) by written notice to Ronald K. Earnest, President, GrandSouth Bancorporation, at any time before it is voted, (2) by submitting a proxy having a later date, (3) by such person's appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders, or (4) by giving notice of such revocation in open meeting of the shareholders. Attendance at the Annual Meeting will not in itself, constitute revocation of a proxy. However, any record shareholder who desires to do so may attend the meeting and vote in person, in which case the proxy will not be used. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

Actions to be Taken by the Proxies

         The persons named as proxies on the enclosed proxy form were selected by the Board of Directors of the Company.

         All shares represented by valid proxies received pursuant to this solicitation that are not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted "FOR" election of the seven director nominees proposed by the Board of Directors of the Company.

         The Board of Directors of the Company is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2007 Annual Meeting of the Company may do so by sending them in writing to Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Such written proposals must be received prior to December 20, 2006, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors may seek discretionary authority to vote on any proposal received after March 5, 2007.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors are to be elected to hold office until the 2007 Annual Meeting of Shareholders, or until their successors are duly elected and qualify to serve. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated for re-election to the Board Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips, each of whom is presently a director of the Company.

         It is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election as directors of Messrs. Earnest, H. Garrett, M. Garrett, Gault, Gross, Howard and Phillips. Unless a contrary specification is indicated, the enclosed form of proxy will be voted "FOR" such nominees, or in the event that any such nominees are not available by reason of any unforeseen contingency, then at the discretion of the proxy holders named herein, "FOR" the election as directors of any other persons designated by the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table shows as to each director, his name (and address for the 5% owners) and the number of shares of the Company's common stock owned by him at April 7, 2006. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power. Other than as set forth below, no persons were known by management to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Commission, of 5% or more of the Company's Common Stock.


NAME                                     NUMBER OF           % SHARES
                                          SHARES            OUTSTANDING

Ronald K. Earnest                       184,657  (1)            5.8%
381 Halton Road
Greenville, S.C.

Harold E. Garrett                       127,187  (2)            4.1%
Fountain Inn, S.C.

Mason Y. Garrett                        564,794  (3)           17.8%
381 Halton Road
Greenville, S. C.

Michael L. Gault                         55,918  (4)            1.8%
Fountain Inn, S.C.

Baety O. Gross, Jr.                      34,100  (5)            1.1%
Simpsonville, S.C.

S. Hunter Howard, Jr.                    13,975                   *
Columbia, S.C.

S. Blanton Phillips                      10,795                   *
Fountain Inn, S.C.
                                     ----------

All Directors and executive
officers as a group
(7 persons)                             991,426  (6)           30.1%
------------------------------------
*Less than 1%.

(1)  Includes currently exercisable options to purchase 118,990 shares.
(2) Includes 3,906 shares held by Mr. Garrett's wife as to which Mr. Garrett disclaims beneficial ownership. Also includes 2,021 shares held by Mr. Garrett as custodian for his daughter and 5,927 shares held by Mr. Garrett as custodian for his uncle.
(3) Includes currently exercisable options to purchase 111,963 shares; 159,148 shares owned by Mr. Garrett's wife, as to which Mr. Garrett disclaims beneficial ownership; 22,556 shares held by Mr. Garrett as custodian for his son; 2,021 shares held by Mr. Garrett as custodian for his step-daughter; and 55,902 shares held by Mr. Garrett as custodian for his brother.
(4) Includes 54,918 shares held by Mr. Gault's spouse and children as to which Mr. Gault disclaims beneficial ownership.
(5) Includes 17,329 shares held by Mr. Gross' spouse and children as to which Mr. Gross disclaims beneficial ownership.
(6)   Includes currently exercisable options to purchase 230,953 shares.

                            MANAGEMENT OF THE COMPANY

Directors

                                   Positions      Director                     Business Experience for
        Name (Age)               With Company      Since (1)                     the Past Five Years
        ----------               ------------      ---------                     -------------------
Ronald K. Earnest (51)           President and      1998          President and Chief Operating Officer of the Company
                                   Director                       since October 2000; President and Chief Executive
                                                                  Officer of GrandSouth Bank since October 2000;
                                                                  organizer of GrandSouth Bank from March 1998 to
                                                                  October 2000; until March, 1998, President and Chief
                                                                  Executive Officer, Anderson National Bank, Anderson,
                                                                  South Carolina.

Harold E. Garrett (37)             Director         1998          Owner, Garrett's Discount Golf Carts, Fountain Inn,
                                                                  South Carolina

Mason Y. Garrett (63)          Chairman and Chief   1998          Chairman and Chief Executive Officer of the Company
                                Executive Officer                 since October 2000; organizer of GrandSouth Bank from
                                                                  March 1998 to October 2000; until March, 1998,
                                                                  President and Chief Executive Officer, First United
                                                                  Bancorporation, Anderson, South Carolina.

Michael L. Gault (50)              Director         1998          Owner, Gault's Service Center, Fountain Inn, South
                                                                  Carolina (food mart - service station); Partner,
                                                                  Sentelle & Gault (real estate).

Baety O. Gross, Jr. (58)           Director         1998          Attorney, Simpsonville, South Carolina.

S. Hunter Howard, Jr. (53)         Director         2000          President and Chief Executive Officer, South Carolina
                                                                  Chamber of Commerce, Columbia, South Carolina.

S. Blanton Phillips (37)           Director         2001          Owner and Chief Executive Officer, BPS, Inc. since
                                                                  2002 (temporary staffing firm); President and Chief
                                                                  Operating Officer, S. B. Phillips Company, Inc. from
                                                                  1996 until 2002 (temporary staffing agency).

(1) Includes service as a director of GrandSouth Bank prior to its acquisition by the Company.

         Harold E. Garrett is the son of Mason Y. Garrett. Otherwise, none of the executive officers or director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The  executive  officers of the Company are Ronald K. Earnest and Mason
Y. Garrett. Information about Messrs. Earnest and Garrett is set forth above under "Directors."

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last fiscal year, ending December 31, 2005, the Board of Directors met 12 times, including regular and special meetings. Each director attended at least 75% of the meetings of the Board and committees of which he was a member held while he was a member of the Board of Directors.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Director Compensation

         Directors received compensation of $600 per meeting of the Board for their service on the Board of Directors in 2005. For 2006, such fees have been increased to $700 per meeting.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year.

However, shareholders may themselves nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee. No other nominations have been made for the 2006 Annual Meeting.

Audit Committee

         The Board of Directors does not have a separate audit committee. Rather, the entire Board of Directors acts as an audit committee. Not all members of the Board of Directors are independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Compensation Committee

         The Board of Directors does not have a separate executive  compensation
committee.   Rather,  the  entire  Board  of  Directors  acts  as  an  executive compensation committee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to each of the non-employee directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their beneficial ownership of the Company's Common Stock and any changes in beneficial ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2005, except as follows: Mason Y. Garrett did not file three Forms 4 relating to a total of five transactions in a timely fashion; Harold E. Garrett did not file two Forms 4 in a timely fashion with respect to a total of five transactions; S. Blanton Phillips, III did not file one Form 4 in a timely fashion with respect to one transaction; Ronald K. Earnest did not file one Form 4 in a timely fashion with respect to one transaction; and Michael L. Gault did not file one Form 4 in a timely fashion with respect to a total of two transactions.

                             MANAGEMENT COMPENSATION

                           Summary Compensation Table

         The following table sets forth information about compensation paid to the chief executive officer and the only other executive officer who earned $100,000 or more during the year ended December 31, 2005.

                                                                                             Number of
                                                                                             Securities
                                                 Annual Compensation          Other          Underlying
                                                 -------------------          Annual          Options         All other
   Name and Principal Position        Year        Salary       Bonus     Compensation(1)      Awarded      Compensation (2)
   ---------------------------        ----        ------       -----     ---------------      -------      ----------------
Ronald K. Earnest                     2005       $175,000     $35,873              -          34,179            $65,386
    President and Chief               2004        163,125      26,250              -             -0-             71,329
    Operating Officer                 2003        150,000         -0-              -             -0-             32,159

Mason Y. Garrett                      2005       $100,000      $  -0-        $20,062          34,179            $ 2,125
    Chairman of the Board             2004        100,000         -0-              -             -0-                750
    and Chief Executive Officer       2003         77,472         -0-              -             -0-                -0-

---------------
(1) The Company provides Mr. Earnest and Mr. Garrett with the use of Company cars for business and personal use. The total of such benefits paid for Mr. Earnest in each of 2005, 2004 and 2003 and to Mr. Garrett in 2004 and 2003 was less than the lesser of $50,000 or 10% of his annual salary and bonus payments for each. In 2005, the Company also paid a country club initiation fee and dues for Mr. Garrett totaling $18,553. Mr. Earnest and Mr. Garrett participate in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.
(2) Comprised of 401(K) contributions by the Company for Mr. Garrett; and 401(K) contributions of $4,284 in 2005 for Mr. Earnest, and Bank-owned life insurance premiums paid by the Company of $61,102 in 2005 for Mr. Earnest.

1998 Stock Option Plan

         The Company maintains a stock option plan for the benefit of directors, officers and employees. The Board of Directors believes stock options provide an excellent method to attract and retain key employees, officers and directors, and to provide them with incentives that help to closely align their interests with those of shareholders.

         The 1998 Stock Option Plan was originally adopted by the shareholders of GrandSouth Bank at the 1998 annual meeting of shareholders, and was assumed by the Company upon its acquisition of the Bank. The Plan was amended at the 2005 Annual Meeting of Shareholders to increase the number of shares of the Company's common stock reserved for issuance under the plan. The plan, as amended, reserves a total of 778,330 shares for issuance under the plan. The plan provides for the grant of both incentive stock options and non-qualified stock options. Options may be granted pursuant to the plan to persons who are directors, officers or employees of the Company or any subsidiary at the time of grant. At December 31, 2005, the Company and its subsidiaries had 55 employees and seven directors. Non-employee directors are only eligible to be granted non-qualified stock options. The plan may be administered by the Board of Directors or a committee appointed by the Board.

         The Board of Directors or the committee selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors or the committee. Non-qualified options have such exercise prices as may be determined by the Board of Directors or the committee at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors or the committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. Terms relating to exercisability of non-qualified options on termination of employment, death or disability are as set by the Board of Directors or the committee. The number of shares reserved for issuance under the plan, the number of shares covered by outstanding options, and the exercise prices of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company, such as stock splits, stock dividends, merger, consolidation, recapitalization, and the like. The Board of Directors may amend, suspend or terminate the plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the plan, materially increase the benefits accruing to participants under the plan, or materially modify the eligibility requirements under the plan without shareholder approval or ratification. The plan will terminate in 2008, and no options will be granted thereunder after that date.

         The foregoing description is merely a summary of the 1998 Stock Option Plan and is qualified in its entirety by the terms of the plan. The plan is filed with the Securities and Exchange Commission as an appendix to the Company's Proxy Statement for the 2005 Annual Meeting of Shareholders, which is available on the Securities and Exchange Commission's website at www.sec.gov.

                        Option Grants In Last Fiscal Year

         The following table presents information about options granted in 2005 to the persons named in the Summary Compensation Table.

                                 Number of Securities    % of Total Options
                                      Underlying              Granted            Exercise
             Name                  Options Granted          to Employees           Price        Expiration Date
             ----                  ---------------          ------------           -----        ---------------

Ronald K. Earnest                       34,179                  31%                10.05           8/19/2015
Mason Y. Garrett                        34,179                  31%                10.05           8/19/2015

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by Messrs. Garrett and Earnest at December 31, 2005. No options were exercised by either of these persons in 2005.

                                      Number of Securities                           Value of Unexercised
                                     Underlying Unexercised                              In-the-Money
                                       Options 12/31/05(1)                          Options 12/31/05(1)(2)
                                       -------------------                          ----------------------
          Name                 Exercisable           Unexercisable            Exercisable           Unexercisable
          ----                 -----------           -------------            -----------           -------------
Ronald K. Earnest               118,990                  34,179               $989,246               $ 66,649
Mason Y. Garrett                111,963                  41,206                882,854                110,849

---------------
(1) The number of shares subject to option and the exercise prices have been adjusted to give effect to the 10% stock dividends distributed in January 2004 and February 2005, and the 5% stock dividend distributed in January 2003.
(2) Based on a price of $12.00 per share, the most recent price known to management at which the Company's common stock traded. The common stock is not, however, often traded and such price may not be indicative of market value. The exercise price for 83,853 of each of Mr. Garrett's and Mr. Earnest's exercisable options is $3.58 per share. The exercise price for Mr. Garrett's remaining 28,110 exercisable options is $5.71 per share, and the exercise price for Mr. Earnest's remaining 35,137 exercisable options is $3.94 per share. The exercise price for 7,027 of Mr. Garrett's unexercisable options is $5.71, and the exercise price for 34,179 of each of Mr. Garrett's and Mr. Earnest's unexercisable options is $10.05.

Retirement Benefits

         The Company has entered into an Executive Supplemental Retirement Agreement with Ronald K. Earnest, , its President and Chief Operating Officer. The agreement provides for payments of benefits to Mr. Earnest commencing at his retirement at age 65 or such later date as he actually retires, or earlier in the event of death or disability. The agreement requires that the Company establish a liability reserve account on its books for the benefit of Mr. Earnest. Prior to his retirement, this account is to be increased or decreased each year until retirement by the Index Retirement Benefit. "Index Retirement Benefit" is defined by the agreement as the excess of the aggregate annual after-tax income from the life insurance policy that has been purchased by the Company to fund its obligations under the agreement over the product of the amount obtained by multiplying (i) the average federal funds rate times (ii) the sum of (x) the premiums paid for the life insurance policy plus (y) the amount of any after-tax benefits paid to Mr. Earnest plus (z) the amount of all sums calculated under (ii) paid for all previous years. The life insurance policy purchased by the Company has a face amount of $1,060,447 and the premium paid was $736,000. The period over which payments are to be made and the amount of payments varies depending upon whether Mr. Earnest's employment terminates as a result of his retirement at age 65, or his employment terminates as a result of death.

         Although the Company plans to use the life insurance policy to fund its obligations under the agreement, its obligations are independent of the policy.

Noncompetition, Severance and Employment Agreement

         The Company has also entered into a Noncompetition, Severance and Employment Agreement with Mr. Earnest. Mr. Earnest's Employment Agreement provides for his employment as President and Chief Operating Officer of the Company. The agreement is for a rolling three year term, unless notice of termination of the rolling term is given by either party, and provides for a base salary of $200,000 per year. Such base salary may be adjusted by the Board of Directors from time to time in its discretion. The agreement also provides for payment of annual incentive bonuses determined in accordance with the terms of any incentive plans adopted by the Board of Directors, stock options at the discretion of the Board of Directors, an automobile, country club dues, and any other employee benefits generally provided by the Company to its most highly ranking executives for so long as the Company provides such benefits. Other terms of the agreement include terms dealing with termination and the rights of Mr. Earnest to payments following termination after a change of control and under certain other circumstances, and noncompetition, confidentiality and related agreements, as well as other provisions frequently found in executive employment agreements.

         The foregoing are merely summaries of certain provisions of the Executive Supplemental Retirement Agreement and the Noncompetition, Severance and Employment Agreement, and are qualified in their entirety by reference to such Agreements, which have been filed with the Securities and Exchange
Commission as Exhibits to the Company's Forms 10-KSB for the years ended December 31, 2001 and 2005, respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2005 was $1,646,219. Loans made to such persons in 2005 totaled $201,947 while repayments in 2005 totaled $626,448.

         Real Estate. The Company leases a lot at the corner of South Main Street and East Knight Street in Fountain Inn, South Carolina. The lot is leased for 20 years for $9,000 a year from Blake P. Garrett, Jr., Trustee, with four five-year renewal options. Lease payments are subject to increase to reflect increases in the Consumer Price Index. Blake P. Garrett, Jr., is the brother of Mason Y. Garrett, Chairman of the Board of Directors of the Company, and the uncle of Harold E. Garrett, a Director of the Company. Blake P. Garrett, Jr., is trustee for the partnership which owns the property.

         From its opening in 1998 until July 2003, the Company operated in a building in Simpsonville, South Carolina, that was also leased from Blake P. Garrett, Jr., as Trustee for a partnership. The lease provided for payments of $3,000 per month for 5 years with two five year renewal options. Mason Y. Garrett is a 10.3% partner in the partnership that owns the property. The Company closed the office in July 2003, and the lease terminated in October 2004.

         Baety O. Gross, Jr., a director of the Company, from time to time provides legal services to the Company and is expected to continue to do so in the future.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2006. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2005 and 2004, and for other services rendered during such years on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $31,700 and $40,732 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and that are not reported under "Audit Fees." Elliott Davis, LLC did not bill the Company for any audit-related fees for the years ended December 31, 2004 or 2005.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $3,200 and $750 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. For the year ended December 31, 2004, Elliott Davis billed the Company $8,807 for assistance in regulatory compliance and preparation of regulatory filings. For the year ended December 31, 2005, Elliott Davis billed the Company $5,900 for agreed upon procedures related to the acquisition of a specialty finance company and $300 for preparation of a Form 5500 for the Company's employee benefit plan.

         In making its decision to appoint Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2006, the Board of Directors considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Board Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Board of Directors (the Company does not have a separate audit committee) pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Board prior to completion of the audit. The Board may delegate to one or more designated members of the Board the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Board at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Board at the first Board meeting each year. The Board subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2005, all audit and permitted non-audit services were pre-approved by the Board.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2005, free of charge by requesting it in writing from Ronald K. Earnest, President, GrandSouth Bancorporation, 381 Halton Road, Greenville, South Carolina 29607. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                 REVOCABLE PROXY
[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                            GRANDSOUTH BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - WEDNESDAY, MAY 17, 2006

         J. B. Garrett and Ronald K. Earnest, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 17, 2006, and at any adjournment thereof, as follows:

1.       ELECTION OF      For  [ ]     Withhold  [ ]    For All Except   [ ]
         DIRECTORS

Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett,  Michael L. Gault, Baety
O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



Please be sure to sign and date         Date
this Proxy in the box below.                --------------------------




-------------------------------      ------------------------------------
Shareholder sign above               Co-holder (if any) sign above